UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 15, 2025

Sekisui House U.S., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

M.D.C. Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective October 15, 2025, Sekisui House U.S., Inc., formerly known as M.D.C. Holdings, Inc. (the “Company”) entered into the First Amendment to Credit Agreement (“First Amendment”) to its unsecured credit agreement (“Credit Agreement”) with U.S. Bank National Association, as Administrative Agent, U.S. Bank National Association, Mizuho Bank, Ltd., Truist Securities, Inc., Wells Fargo Securities, LLC, BMO Bank N.A. Citizens Bank, N.A., MUFG Bank, Ltd., PNC Capital Markets LLC, and Sumitomo Mitushi Banking Corporation as co-syndication Agents, Joint Lead Arrangers and Joint Book Runners, and the other banks that are signatories thereto.

The First Amendment increased the Aggregate Commitment to $1.40 billion and extended the Facility Termination Date of $1.36 billion of the facility commitments to October 15, 2029, with the remaining $40.0 million commitment continuing to terminate on November 17, 2028. The First Amendment also provides that (subject to additional lender commitments) the aggregate amount of the commitments may increase to an amount not to exceed $1.9 billion (the “accordion” feature), and updates other provisions of the Credit Agreement.

Capitalized terms are defined in the Credit Agreement. A copy of the First Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure contained in Item 1.01 is incorporated by reference.

EXPLANATORY NOTE

The Company is filing this Current Report on Form 8-K on a voluntary basis to disclose the events reported herein. The Company no longer has an obligation to file reports with the Securities and Exchange Commission ("SEC") as it no longer has any class of securities registered under Sections 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934. The Company, in its sole discretion, may stop making filings with the SEC at any time and no assumptions should be made as to continued reporting with the SEC.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated as of October 15, 2025

104	Cover Page Interactive Data file (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
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M.D.C. HOLDINGS, INC.

Dated:	October 17, 2025	By:	/s/ Theodore Sangalis
Theodore Sangalis
Vice President, Secretary and Corporate Counsel

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